EXHIBIT 10.12
                       FIFTH AMENDMENT TO CREDIT AGREEMENT
                       -----------------------------------

     This Fifth Amendment to Credit Agreement is made as of the 1st day of October, 1998 by and among PRIME GROUP REALTY, L.P., a Delaware limited partnership (the "Borrower"), PRIME GROUP REALTY TRUST, a Maryland trust (the "Company") and BANKBOSTON, N.A., a national banking association ("BankBoston"), PRUDENTIAL SECURITIES CREDIT CORPORATION, a Delaware corporation ("Prudential"), the other lending institutions which are from time to time listed on Schedule 1, (collectively, with BankBoston and Prudential, the "Lenders") and BANKBOSTON, N.A., as agent for itself and such other lending institutions (the "Agent").

     WHEREAS, the parties hereto are parties to that certain Credit Agreement dated as of November 17, 1997 as amended by First Amendment to Credit Agreement dated as of December 15, 1997 and by Second Amendment to Credit Agreement dated as of March 16, 1998, as amended and restated by Third Amendment to Credit Agreement dated as of March 30, 1998 and as amended by Fourth Amendment to Credit Agreement dated as of April 24, 1998 (the "Existing Agreement"); and

     WHEREAS, the Borrower has requested that the Agent release the West Wacker Drive Property from the lien of the Security Documents but such release would not be permitted by Section 5.5 because certain Defaults or Events of Default would arise therefrom or from the new Indebtedness to be incurred by the Borrower secured by the West Wacker Drive Property; and

     WHEREAS, the parties have agreed to amend the Existing Agreement so as to permit the requested release of the West Wacker Drive Property and to effect certain other changes in the Existing Agreement.

     NOW, THEREFORE, the parties hereby agree that effective upon the Effective Date hereof (as determined pursuant to Paragraph 18 below) the Existing Agreement is amended as follows:

     1. DECREASE IN TOTAL COMMITMENT. The Total Commitment is hereby decreased to $80,000,000 and each Lender hereby decreases its Commitment to the amount shown on the revised Schedule 1.2 attached hereto. As of the Effective Date the Commitment Percentages of the Lenders shall be adjusted as shown on said revised
Schedule 1.2. The parties shown on such revised Schedule 1.2 as having a zero Commitment and 0% Commitment Percentage shall no longer be Lenders hereunder after the Effective Date.

     2. DEFINITIONS: Section 1.1 of the Existing Agreement is amended to provide that the following terms shall have the following meanings and, to the extent that any of the following terms are already defined in the Existing Agreement, such definitions shall be deemed to be amended and restated by the following definitions:

     Applicable Margin. As of any date of determination, two and one quarter percent (2.25%).

     Collateral Account. The cash collateral account established pursuant to the Collateral Account Agreement in which the Agent shall hold funds deposited pursuant to Section 5.6 or Section 2.9(f).

     Collateral Account Agreement. The Collateral Account Agreement dated October 1, 1998 from the Borrower as pledgor to the Agent as secured party.

     Collateral Account Balance. As of any date of determination, the aggregate amount of all cash and other investments held in the Collateral Account.

     EBITDA. The Borrower's earnings before interest, taxes, depreciation and amortization, as determined on a consolidated basis in accordance with Generally Accepted Accounting Principles, except that rental income shall be determined based on contractual lease terms (to the extent that the applicable tenant is actually paying rent in accordance with such terms).

         Permitted Company Subsidiaries. Corporations, limited liability companies or other entities, each of which is a wholly owned Subsidiary of the Company and whose only asset is a partnership interest in a partnership or a membership interest in a limited liability company provided that (i) such Company Subsidiary's ownership interest in such partnership or limited liability company does not exceed one percent (1%); (ii) the remaining 99% or more of such partnership or limited liability company is owned by the Borrower; and (iii) such partnership or limited liability company owns a Property which is financed or to be financed with or through a securitized or securitizable loan structure and the applicable lender requires that the borrower entity be "bankruptcy remote" by having a certain percentage of the borrower entity owned by such corporation and, if such required percentage is less than 1%, the Company Subsidiary's ownership interest shall not exceed the level required by such lender.

     Pro Forma Principal Amount. (a) With respect to Compliance Certificates delivered pursuant to Section 7.4(e), the maximum Outstanding Principal Amount at any time during the applicable fiscal quarter minus the Collateral Account Balance on the last day of such quarter; (b) with respect to Compliance
Certificates delivered pursuant to Section 2.5, 2.9(b) or Section 11.1, the Outstanding Principal Amount after giving effect to the requested Loan or the issuance of the requested Letter of Credit minus the Collateral Account Balance on the Borrowing Date or the date of issuance of such Letter of Credit; (c) with respect to Compliance Certificates delivered pursuant to Section 5.5, Section
5.6 or Section 8.4(b), the Outstanding Principal Amount minus the Collateral Account Balance after giving effect to any proposed sale or transfer including any payments on the Loans or cancellation of Letters of Credit or any changes in the Collateral Account Balance to be made in connection therewith.

     Security Documents. The Security Deeds, the Assignments of Leases and Rents, the Pledge Agreements and the UCC-1 financing statements, the Assigned Note Assignments and all documents securing the Assigned Notes assigned thereby and the Collateral Account Agreement.

     Total Adjusted Assets. The sum of (i) the assets classified as cash or cash equivalents on the consolidated balance sheet of Borrower prepared in accordance with Generally Accepted Accounting Principles as of the date of determination (including any restricted cash other than tenant deposits), plus (ii) the product of (a) EBITDA for the most recent two fiscal quarters for which financial statements have been provided pursuant to Section 7.4(b), times (b) two, divided by (c) 0.0975. EBITDA used to compute Total Adjusted Assets will be computed on a pro forma basis as though the assets reflected on the consolidated balance sheet of Borrower prepared in accordance with Generally Accepted Accounting Principles as of the date of determination had been owned since the first day of the applicable period of two fiscal quarters and as though all assets disposed of prior to the date of determination had been disposed of prior to the first day of the applicable period of two fiscal quarters.

     Total Liabilities. The sum of the following (without duplication): (i) all liabilities of the Borrower and the Related Companies consolidated and determined in accordance with Generally Accepted Accounting Principles excluding the dividends payable and accounts payable and accrued expenses line items as shown on the balance sheet included in the Company's Form 10-K and Form 10-Q statements filed with the SEC (but not excluding the accrued interest payable and accrued real estate taxes line items as shown on such balance sheet), (ii) all Indebtedness of the Borrower and the Related Companies whether or not so classified, including, without limitation, all outstanding Loans under this Agreement, and (iii) the balance available for drawing under letters of credit issued for the account of the Borrower or any of the Related Companies. When compliance with Section 9.3 is being computed as of a date other than the end of a fiscal quarter, Total Liabilities will be adjusted to reflect all changes in the items described in clauses (ii) and (iii) of this definition since the end of the last fiscal quarter for which financial statements have been provided pursuant to Section 7.4(b) but it shall be presumed that other types of liabilities have remained the same since the end of such quarter.

     3. AMENDMENTS TO SECTION 2.9. The first sentence of Section 2.9 is hereby amended and restated to read as follows: "A portion of the Commitments may be used by the Borrower for the issuance of Letters of Credit by the Agent for the account of the Borrower subject to the terms and conditions set forth herein, provided that the aggregate face amount of all Letters of Credit shall not exceed $50,000,000."

     4. AMENDMENT TO SECTION 4.4. Section4.4 is hereby amended by adding the following sentence to the end thereof: "The Borrower shall make each payment hereunder not later than 11:00 A.M. (Eastern Time) on the day when due, to the Agent in immediately available funds without set-off or counterclaim, and any payments received by the Agent after 11:00 A.M. (Eastern Time) shall be deemed to be received on the next Business Day."

     5. Amendments to Section 5.1. Section 5.1 is hereby amended and restated to read as follows:

     Section 5.1. Collateral Security. The Obligations shall be secured by (i) a perfected first priority lien and security interest to be held by the Agent

(subject only to Permitted Liens) in the Mortgaged Properties, pursuant to the terms of the Security Documents, (ii) a perfected first priority lien and security interest to be held by the Agent in the Leases and rents pursuant to the Assignments of Leases and Rents, (iii) a first priority pledge of any pledged bonds purchased with the proceeds of Drawings under any IRB Letter of Credit pursuant to the Pledge Agreements, (iv) a first priority pledge of any monies or investments in the Collateral Account pursuant to the Collateral Account Agreement and (v) the Guaranties.

     6. NEW SECTION 5.6. A new Section 5.6 to read as follows is hereby added immediately following Section 5.5:

     Section 5.6. Collateral Account. If Borrower desires the release of a Mortgaged Property from the lien of the Security Documents pursuant to Sectio
5.5 but the same  would  not be  permitted  because  an Event of  Default  under
Section 9.1 or Section 9.2 would result from such a release, the Borrower shall deposit in the Collateral Account established pursuant to the Collateral Account Agreement such amount as may be required to increase the Collateral Account Balance to a level such that the requested release will not result in a default under Section 9.1 or Section 9.2. In the event of any subsequent increase in the Collateral Value of the Mortgaged Properties or decrease in the Outstanding Principal Amount, the Borrower may request that the Agent release funds from the Collateral Account and the Agent shall grant such requested release provided there is then no continuing Default or Event of Default under this Agreement and the requested release will not result in any Default or Event of Default under this Agreement and the Borrower delivers to the Agent a pro-forma Compliance Certificate reasonably satisfactory to the Agent demonstrating that the requested release will not result in a violation of any of the covenants in
Section 9.1 or Section 9.2.

     7. NEW SECTION 7.22. A new Section 7.22 to read as follows is hereby added immediately following Section 7.21:

     Section 7.22. Distributions from Permitted Company Subsidiaries. The Company will cause each Permitted Company Subsidiary to promptly distribute to the Company an amount equal to any distributions received by the Permitted Company Subsidiary from the partnership or limited liability company in which the Permitted Company Subsidiary is a partner or member. All such amounts distributed to the Company by any Permitted Company Subsidiary shall be immediately contributed by the Company to the Borrower as an additional capital contribution with respect to the Company's general partnership interest in the Borrower.

     8. AMENDMENTS TO SECTION 6.19. Section 6.19 is hereby amended and restated to read as follows:

     Section 6.19. Subsidiaries and Affiliates. The Borrower has no Subsidiaries except for the Related Companies listed on Schedule 1.3 and does not have an ownership interest in any entity whose financial statements are not consolidated with the Borrower's except for the Permitted Joint Ventures listed on Schedule
1.3. The Company is not a partner in any partnership other than Borrower and certain of the Related Companies listed on Schedule 1.3 which are limited partnerships in which the Company has a one tenth percent (0.1%) limited partnership interest, has no Investments in any Person other than the Borrower, Permitted Company Subsidiaries and such limited partnerships and is not a member of any limited liability company. The Company owns no material assets other than its partnership interest in Borrower, its stock in the Permitted Company Subsidiaries and the limited partnership interests described in this Section 6.19.

     9. AMENDMENTS TO SECTION 8.1(f). Section 8.1(f) is hereby amended and restated to read as follows:

     (f) Indebtedness of Borrower, the Company or the Related Companies to the extent the same does not create a violation of Section 9.3, Section 9.5 or
Section 9.6 provided that the maximum principal amount of Recourse Indebtedness permitted under this paragraph shall not exceed $60,000,000 in the aggregate at any time outstanding. Schedule 8.1(f) attached hereto sets forth the existing Indebtedness (and proposed indebtedness for which Borrower has accepted a commitment letter) included within such limit on Recourse Indebtedness.

     10. AMENDMENTS TO SECTION 8.9(a). Section 8.9(a) is hereby amended and restated to read as follows:

     (a) own any assets, or have any Investments, other than owning its general partnership interest in the Borrower, its stock or other equity interest in the Permitted Company Subsidiaries and its limited partnership interests described in Section 6.19.

     11. AMENDMENTS TO SECTION 9. Section 9.1, Section 9.2 and Section 9.3 are hereby amended and restated to read as follows:

     Section 9.1. Collateral Value. The Borrower will not at any time permit the Outstanding Principal Amount (minus the Collateral Account Balance) to exceed the sum of (i) sixty percent (60%) of the total of the Collateral Values of the Mortgaged Properties other than the Assigned Mortgaged Properties plus (ii) fifty percent (50%) of the total of the Collateral Values of the Assigned Mortgaged Properties.

     Section 9.2. Minimum Debt Service Coverage. The Borrower will not at any time permit the Outstanding Principal Amount (minus the Collateral Account Balance) to exceed an amount such that: (a) the aggregate of the Net Operating Income for all of the Mortgaged Properties, divided by (b) Pro Forma Debt Service Charges for the Mortgaged Properties would be less than 1.5 for any fiscal quarter of Borrower. For purposes of the foregoing, any Real Estate Asset that became a Mortgaged Property during the applicable fiscal quarter shall be treated as though it were a Mortgaged Property for the entire quarter and any Real Estate Asset which is released by Agent during such fiscal quarter shall be excluded for the entire quarter.

     Section 9.3. Total Liabilities to Total Adjusted Assets. The Borrower will not at any time permit Total Liabilities to exceed sixty percent (60%) of Total Adjusted Assets.

     12. AMENDMENT FEE AND LETTER OF CREDIT FEES. As consideration for this Amendment the Borrower shall pay to the Agent, upon execution hereof, an Amendment Fee of $200,000.00. The Agent shall promptly distribute such Amendment Fee among the Lenders in proportion to their respective Commitment Percentages applicable after the Effective Date of this Amendment. The Borrower shall delay the payment of the Letter of Credit Fees on the outstanding Letters of Credit for the last fiscal quarter of 1998 from October 1, 1998 until the Effective Date in order to permit the Agent to appropriately compute and allocate among the Lenders the total Letter of Credit Fees for such fiscal quarter, taking into account the changes in the Commitment Percentages and the Applicable Margin on the Effective Date.

     13. AMENDMENT TO EXHIBIT C. Exhibit C is hereby replaced by the Exhibit C attached hereto.

     14. UPDATED SCHEDULES TO CREDIT AGREEMENT. The following Schedules to the Credit Agreement are hereby updated, supplemented or replaced as follows:

     (a) Schedule 1.1 is replaced by Schedule 1.1 attached hereto.

     (b) Schedule 1.2 is replaced by Schedule 1.2 attached hereto.

     (c) Schedule 1.3 is replaced by Schedule 1.3 attached hereto.

     (d) Schedule 1.4 is replaced by Schedule 1.4 attached hereto.

     (e) Schedule 8.1(f) is replaced by Schedule 8.1(f) attached hereto.

     15. REPRESENTATIONS AND WARRANTIES. The Borrower and the Company represent and warrant that each of the representations and warranties contained in Section 6 is true, correct and complete in all material respects as of the date hereof to the same extent as though made on such date and that no Default or Event of Default has occurred and is continuing on the date hereof.

         16. EFFECTIVENESS OF LOAN DOCUMENTS. The Borrower hereby confirms that each of the Security Documents shall continue to secure the payment and performance of all of the Obligations under the Existing Agreement as amended hereby and the Borrower's obligations under the Security Documents shall continue to be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Every reference contained in the Loan Documents to the Credit Agreement shall mean and be a reference to the Existing Agreement as amended hereby and as the Credit Agreement may be further amended. Except as specifically amended by this Amendment, the Existing Agreement and each of the Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

     17. MISCELLANEOUS. This Amendment shall be governed by, interpreted and construed in accordance with all of the same provisions applicable under the Existing Agreement including, without limitation, all definitions set forth in
Section 1.1, the rules of interpretation set forth in Section 1.2, the provisions relating to governing law set forth in Section 20, the provisions relating to counterparts in Section 22 and the provision relating to severability in Section 26.

     18. CONDITIONS TO EFFECTIVENESS. This Fifth Amendment to Credit Agreement shall become effective on the earliest date (the "Effective Date") that each of the following conditions precedent have been satisfied:

     (a) Documents. Each of (i) this Fifth Amendment to Credit Agreement, (ii) the Collateral Account Agreement, (iii) UCC Financing Statements with respect to the Collateral Account, (iv) the Fourth Amendment to the Guaranty, and (v) replacement Loan Notes for the Lenders reflecting the amount of their
Commitments as reduced pursuant hereto shall have been duly executed and delivered by the respective parties thereto, shall be in full force and effect and shall be in form and substance satisfactory to each of the Lenders.

     (b) Certified Copies of Amendments of Organization Documents. The Agent shall have received a Certificate of the Company to which there shall be attached complete copies of any amendments to the Borrower's Limited Partnership Agreement, Borrower's Certificate of Limited Partnership the Company's Declaration of Trust or the Company's Bylaws which have become effective since the complete certified copies of such documents which were previously delivered to the Agent.

     (c) Resolutions. All action on the part of the Borrower and each Guarantor necessary for the valid execution, delivery and performance by the Borrower and each Guarantor of this Amendment and the other Loan Documents to which it is or is to become a party shall have been duly and effectively taken, and evidence thereof satisfactory to the Agent shall have been provided to the Agent. The Agent shall have received from the Company true copies of the resolutions adopted by its Board of Directors authorizing the transactions described herein, certified by its secretary to be true and complete and in effect on the Effective Date.

     (d) Opinions of Counsel. Each of the Lenders and the Agent shall have received favorable opinions addressed to the Lenders and the Agent and dated as of the Effective Date, substantially in the same form as, or with appropriate provisions incorporating by reference, the opinions from Borrower's counsel previously delivered to the Lenders and the Agent, copies of which are attached as Exhibit E to the Credit Agreement and as to the validity and perfection of the pledge pursuant to the Collateral Account Agreement. Such opinion may rely on opinions from other law firms approved by the Agent as to matters of law applicable in the various states.

     (e) Receipt of Funds for Repayment of Loans and Initial Collateral Account Balance. The Agent shall have received funds in the aggregate amount necessary to (i) repay in full all of the Loans outstanding hereunder as of the opening of business on the Effective Date, (ii) fund the initial Collateral Account Balance required by Section 5.6 and (iii) pay the fees required by Paragraph 10 of this Amendment.

     In the event that the Effective Date has not occurred on or before October 15, 1998, then this instrument shall be void and the Existing Agreement shall remain in effect as though this instrument had never been executed.

     19. RELEASE OF WEST WACKER DRIVE PROPERTY. Each of the Lenders hereby consents, pursuant to Section 5.5, to the release of the West Wacker Drive Property from the lien of the Security Documents on the Effective Date hereof and authorizes the Agent to execute and deliver a Release of Mortgage, UCC financing statement terminations and other documents reasonably requested to effect such release and a Fourth Amendment of the Guaranty terminating all further obligations of 77 West Wacker Limited Partnership as a Guarantor thereunder.

     IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as a sealed instrument as of the date first set forth above.

                                       PRIME GROUP REALTY TRUST

                                       By: /s/ W. Michael Karnes
                                           ------------------------------------
                                               W. Michael Karnes
                                           ------------------------------------
                                           Its: Executive Vice President
                                                -------------------------------

                                       PRIME GROUP REALTY, L.P.

                                       By: PRIME GROUP REALTY TRUST,
                                           its managing general partner

                                       By: /s/ W. Michael Karnes
                                           ------------------------------------
                                               W. Michael Karnes
                                           ------------------------------------
                                           Its: Executive Vice President
                                                -------------------------------

                                       BANKBOSTON, N.A.

                                       By: /s/ Lori Y. Litow
                                           ------------------------------------
                                               Lori Y. Litow
                                           ------------------------------------
                                           Its: Vice President
                                                -------------------------------

                                       PRUDENTIAL SECURITIES CREDIT
                                       CORPORATION

                                       By: /s/ Jeff K. French
                                           ------------------------------------
                                               Jeff K. French
                                           ------------------------------------
                                           Its:
                                                -------------------------------

                                       MELLON  BANK, N.A.

                                       By: /s/ Janis R. Carey
                                           ------------------------------------
                                               Janis R. Carey
                                           ------------------------------------
                                           Its: Vice President
                                                -------------------------------

                                       SOCIETE GENERALE

                                       By: /s/ Robert N. Delph
                                           ------------------------------------
                                               Robert N. Delph
                                           ------------------------------------
                                           Its: Director
                                                -------------------------------

                                       COMMERZBANK AG

                                       By: /s/ Douglas P. Traynor
                                           ------------------------------------
                                               Douglas P. Traynor
                                           ------------------------------------
                                           Its: Vice President
                                                -------------------------------

                                       By: /s/ Christian Berry
                                           ------------------------------------
                                               Christian Berry
                                           ------------------------------------
                                           Its: Assistant Treasurer
                                                -------------------------------


                                       BANQUE NATIONALE DE PARIS

                                       By: /s/ Arnaud Collin du Bocage
                                           ------------------------------------
                                               Arnaud Collin du Bocage
                                           ------------------------------------
                                           Its: Executive Vice President
                                                and General Manager
                                                -------------------------------

                                   SCHEDULE 1
                                   ----------

                Lenders; Domestic and Eurodollar Lending Offices
                ------------------------------------------------

Domestic and Eurodollar Lending Offices:     Notice Address:
----------------------------------------     ---------------

BankBoston, N.A.                             BankBoston, N.A.
100 Federal Street                           100 Federal Street
Boston, MA  02110                            Boston, MA  02110
(Domestic and Eurodollar)                    Attn: Real Estate Department

                                             With a copy to:

                                             BankBoston, N.A.
                                             115 Perimeter Center Place, N.E.
                                             Suite 500
                                             Atlanta, GA  30346
                                             Attn: Lori Y. Litow, Vice President
                                             Fax:  (770)390-8434 or 391-9811

Prudential Securities Credit Corporation     Prudential Securities Credit
One New York Plaza                            Corporation
New York, New York 10292                     One New York Plaza
(Domestic and Eurodollar)                    New York, NY  10292
                                             Attn: Fuller O'Connor, Director
                                             Phone: (212) 778-3720
                                             Fax: (212) 778-3194 or 2253

                                  SCHEDULE 1.1

         Mortgaged Properties                            Fee Owner
         --------------------                            ---------

1.  Hilton Parking Garage, Knoxville, TN       Triad Parking Company, Ltd.

2.  SunTrust Bank Bldg., 201 4th Ave., N.,
    Nashville, TN                              Nashville Office Building I, Ltd.

3.  The Weston, 4823 Kingston Pike,
    Knoxville, TN                              Old Kingston Properties, Ltd.

4.  One Centre Square, 620 Market St.,
    Knoxville, TN                              Professional Plaza, Ltd.

5.  Two Centre Square, 625 Gay St.,
    Knoxville, TN                              Centre Square II, Ltd.


       Assigned Mortgaged Properties                     Owner of Assigned Note
       -----------------------------                     ----------------------

              None

                                  SCHEDULE 1.2

                                   Commitments
                                   -----------


                         Committment   Committment
                           prior to      prior to    Commitment %   Commitment
                          Effective     Effective      prior to     % on and after
       Lender               Date          Date      Effective Date  Effective Date
----------------------  ------------  ------------  --------------  --------------
BankBoston, N.A.        $ 52,500,000  $ 40,000,000  27.6315789474%        50%

Prudential Securities   $ 52,500,000  $ 40,000,000  27.6315789474%        50%
Credit Corporation

Societe Generale        $ 25,000,000  $ 0           13.1578947368%         0%

Commerzbank, AG         $ 20,000,000  $ 0           10.5263157895%         0%

Banque Nationale de     $ 20,000,000  $ 0           10.5263157895%         0%
Paris

Mellon Bank, N.A.       $ 20,000,000  $ 0           10.5263157895%         0%
----------------------  ------------  ------------  --------------  --------------

Total                   $190,000,000  $ 80,000,000  100%                  100%
----------------------  ------------  ------------  --------------  --------------

                                  SCHEDULE 1.4

                                Letters of Credit
                                -----------------

       Beneficiary                    Project                     Face Amount
-------------------------   -----------------------------   -------------------
First Tennessee Bank N.A.   Nashville Office Building
                               I, Ltd.                      $    4,915,069.00

First Tennessee Bank N.A.   Old Kingston Properties, Ltd.   $    3,583,905.00

First Tennessee Bank N.A.   Professional Plaza, Ltd.        $    9,215,754.00

First Tennessee Bank N.A.   Centre Square II, Ltd.          $    9,215,754.00
-------------------------   -----------------------------  --------------------
TOTAL                                                       $   26,930,482.00
                                                            82.00
-------------------------   -----------------------------  --------------------

                                 SCHEDULE 8.1(f)

                              Recourse Indebtedness
                              ---------------------

       Lender              Total Credit Amount  Recourse Indebtedness
------------------------   -------------------  ---------------------
LaSalle National Bank      $  15,000,000.00      $    15,000,000.00

Bank One, Illinois         $  48,809,587.00      $    10,000,000.00

CIGNA Investments, Inc.    $  75,000,000.00      $     6,215,110.00

CIBC Oppenheimer           $  14,600,000.00      $     7,300,000.00

LaSalle National Bank      $  13,500,000.00      $     3,500,000.00
------------------------   -------------------  ---------------------
Total                                            $    42,015,110.00
------------------------   -------------------  ---------------------

                                    Exhibit C
                                    ---------

                            Prime Group Realty, L.P.
                        77 West Wacker Drive, Suite 3900
                                Chicago, IL 60601

                          Compliance Certificate under
           Credit Agreement dated as of November 17, 1997, as amended

     The undersigned, a Responsible Officer of Prime Group Realty Trust, general partner of Prime Group Realty, L.P. (the "Borrower"), hereby certifies on behalf of the Borrower as of the date hereof the following:

     1. NO DEFAULTS. I have read a copy of the Credit Agreement dated as of November 17, 1997 as amended (the "Credit Agreement") among the Borrower, BankBoston, N.A., the other lending institutions party thereto, and BankBoston, N.A., as Agent. Terms used herein and not otherwise defined herein shall have the meanings set forth in Section 1.1 of the Credit Agreement. No Default is continuing in the performance or observance of any of the covenants, terms or provisions of the Credit Agreement or any of the other Loan Documents. Without limiting the foregoing, the Borrower has not taken any actions which are prohibited by the negative covenants set forth in Section 8 of the Credit Agreement. Attached hereto as Appendix I are all relevant calculations needed to determine whether the Borrower is in compliance with Section 9, Section 8.3(e),
(g) and (h) and Section 8.7 of the Credit Agreement as of the end of the most recently completed fiscal quarter (except that in the case of Compliance Certificates delivered pursuant to Section 2.5, Section 2.9(b), Section 2.9(d)
Section 11.1, Section 5.5 or Section 8.4(b), the calculations determining compliance with Section 9.1, Section 9.2 and Section 9.3 are computed on a pro-forma basis as of the date of such certificate and after giving effect to the proposed transaction, if any, with respect to which the Compliance Certificate is being delivered), and is in compliance with Section 8.7 of the Credit Agreement for the most recently completed fiscal year.

     2. NO MATERIAL CHANGES, ETC. Except as disclosed on Appendix II hereto, since the [date of most recent financial statements furnished to the Agent and the Lenders], there have occurred no materially adverse changes in the financial condition or business of the Borrower as shown on or reflected in the balance sheet of the Borrower as at such date other than (a) changes in the ordinary course of business that have not had any materially adverse effect either individually or in the aggregate on the business or financial condition of the Borrower and (b) changes resulting from the making of the Loans and the transactions contemplated by the Credit Agreement.

     3. NO MATERIALLY ADVERSE CONTRACTS, ETC. Neither the Borrower nor the Company is subject to any charter, corporate, trust, partnership or other legal restriction, or any judgment, decree, order, rule or regulation that has or is expected, in the reasonable judgment of the Company's officers, in the future to have a Materially Adverse Effect. Neither the Borrower nor the Company is a party to any contract or agreement that has or is expected, in the reasonable judgment of the Company's officers, to have a Materially Adverse Effect.

                                       Prime Group Realty, L.P.
                                       By: Prime Group Realty Trust,
                                       Its managing general partner

                                       By:_______________________________

                                          _______________________________

                                          Its:___________________________

Date:

                                                                     Appendix I
                                                                     ----------

                         FINANCIAL COVENANT CALCULATIONS
                         -------------------------------

Note: Unless otherwise indicated all calculations are as of ____________________ or for the fiscal quarter ending on such date (the "Fiscal Quarter") [except that paragraphs 1, 2 and 3 have been computed on a pro-forma basis as of ___________________ and including the effect of the following proposed transaction:_____________________.]. References herein to the "last quarter" mean the Fiscal Quarter and references to the "prior quarter" mean the fiscal quarter immediately preceding the Fiscal Quarter.

1.  Appraisal Value [Section 9.1]

    (a)  Principal of Outstanding Loans                           $____________

    (b)  Aggregate Face Amount of Outstanding Letters of Credit   $____________

    (c)  Collateral Account Balance                               $____________

    (d)  Pro Forma Principal Amount [a + b - c]                   $____________

    (e)  Collateral Value of Mortgaged                            $____________
         Properties (see attached Schedule
         of Collateral Values)

    (f)  60% of line (e)                                          $____________

    (g)  Collateral Value of Assigned Mortgaged                   $____________
         Properties (see attached Schedule
         of Collateral Values)

    (h)  50% of line (g)                                          $____________

    (i)  Sum of lines (f) and (h)                                 $____________

    COVENANT: (d) should be less than (i)

2.  Minimum Debt Service Coverage [Section 9.2]

    (a)  Net Operating Income for all of the Mortgaged
         Properties:                                              $____________

    (b)  Pro Forma Debt Service Charges for Mortgaged
         Properties based on three monthly payments of
         mortgage style amortization of the Pro Forma
         Principal Amount of $______________  amortized
         over 25 years at _______% per annum, being the
         greater of the current average interest rate on
         the Loans or 1.75% above the current ten year
         U.S. Treasury bill yield:                                $____________

    CALCULATIONS: (a)/(b) = _________ which is not less than 1.5

3.  Total Liabilities to Total Adjusted Assets [Section 9.3]

    (a)  Total liabilities from Fiscal Quarter balance sheet:     $____________
    (b)  Accounts payable and accrued expenses                    $____________
    (c)  Dividends payable                                        $____________
    (d)  Total Liabilities at end of Fiscal Quarter [a-b-c]       $____________
    (e)  Change in Indebtedness and letters of credit
         outstanding since end of Fiscal Quarter                  $____________
    (f)  Total Liabilities  [d+or-e]                              $____________
    (g)  Cash and cash equivalents:                               $____________
    (h)  Income before minority interest and extraordinary
         items last quarter                                       $____________
    (i)  Interest Expense last quarter                            $____________
    (j)  Depreciation and amortization last quarter               $____________
    (k)  Deferred rent receivable for prior quarter
         net of effect of last quarter property sales             $____________
    (l)  Deferred rent receivable for last quarter                $____________
    (m)  EBITDA last quarter per operating statement[h+i+j+k-l]:  $____________
    (n)  Proforma adjustments to last quarter EBITDA-see schedule $____________
    (o)  Proforma adjusted last quarter EBITDA[k+l]               $____________

    (p)  Income before minority interest and extraordinary items
         prior quarter                                            $____________
    (q)  Interest Expense prior quarter                           $____________
    (r)  Depreciation and amortization prior quarter              $____________
    (s)  Deferred rent receivable for quarter before prior
         quarter net of effect of prior quarter property sales    $____________
    (t)  Deferred rent receivable for prior quarter               $____________
    (u)  EBITDA prior quarter per operating statement [p+q+r+s-t]:$____________
    (v)  Proforma adjustments to prior quarter EBITDA-see
         schedule                                                 $____________
    (w)  Proforma adjusted prior quarter EBITDA[u+v]              $____________
    (x)  Annualized EBITDA [(o) + (w) times 2]:                   $____________
    (y)  Line (x) divided by 0.0975:                              $____________
    (z)  Total Adjusted Assets [(g) + (y)]:                       $____________

         CALCULATIONS:     (f)/(z)  = ____________ which is less than 60%

4.  Minimum Tangible Net Worth [Section 9.4]

    (a)  Total Assets (GAAP assets plus depreciation
         on Real Estate Assets)                                   $____________
    (b)  Total Liabilities (end of Fiscal Quarter)                $____________
    (c)  Intangibles                                              $____________
    (d)  Tangible Net Worth [(a)-(b)-(c)]                         $____________
    (e)  Net Offering Proceeds                                    $____________
    (f)  $350,000,000 plus .75 times (e)                          $____________

    COVENANT: Line (d) should exceed line (f)

5.  Total Operating Cash Flow to Interest Expense [Section 9.5]

    (a)  EBITDA (for Fiscal Quarter)                              $____________
    (b)  Gross leasable area of all Real Estate Assets            $____________
    (c)  Reserve Amount ((b) times $0.25 divided by 4)            $____________
    (d)  Total Operating Cash Flow [(a) - (c)]                    $____________
    (e)  Interest Expense (includes capitalized interest)         $____________

    CALCULATIONS: (d)/(e) = _____ which is not less than 2.0

6.  EBITDA to Fixed Charges [Section 9.6]

    (a)  EBITDA (for Fiscal Quarter)                              $____________
    (b)  Interest Expense (same as line 5(e))                     $____________
    (c)  Principal installments and current maturities            $____________
         not refinanced
    (d)  Preferred dividends and distributions                    $____________
    (e)  Fixed Charges (sum of lines (b), (c), and (d))           $____________

    CALCULATIONS: (a)/(e) = ____________which is not less than 1.75

7.  Permitted  Investments [Section 8.3(e), (g) and (h)]
    Attached hereto is a Schedule of all (a) Investments in mortgages and notes receivable, (b)
    Permitted Developments in process as of ________________ and (c) Investments in undeveloped land.

    (a)  Investments in mortgages and notes receivable
         (excluding Mortgages the acquisition of which
         has been expressly approved by the Requisite Lenders)    $____________
    (b)  Investments in Permitted Developments                    $____________
    (c)  Total Adjusted Assets (end of Fiscal Quarter)            $____________
    (d)  20% of Total Adjusted Assets                             $____________
    (e)  Investments in undeveloped land                          $____________
    (f)  10% of Total Adjusted Assets                             $____________

    COVENANT:
    Line (a) should not exceed  $25,000,000
    Line (b) should not exceed line (d)
    Line (e) should not exceed line (f)

8.  Distributions [Section 8.7]

    (a)  Total Distributions during most recently ended           $____________
         fiscal year
    (b)  Funds From Operations for said fiscal year               $____________
    (c)  Total Distributions during most recently ended
         fiscal quarter                                           $____________

    (d)  Funds from Operations for fiscal quarter referenced
         in (c)                                                   $____________
    (e)  Total Distributions during the fiscal quarter preceding
         the fiscal quarter referenced in (c)                     $____________
    (f)  Funds from Operations during fiscal quarter referenced
         in (e)                                                   $____________
    (g)  Total Distributions during the fiscal quarter preceding
         the fiscal quarter referenced in (e)                     $____________
    (h)  Funds from Operations during fiscal quarter referenced
         in (g)                                                   $____________

    CALCULATIONS:  (a)/(b) = _____% which is less than 90%
                   (c)/(d) = _____%
                   (e)/(f) = _____%
                   (g)/(h) = _____%

     At least one of the three percentages immediately above is less than 100%

                          SCHEDULE OF COLLATERAL VALUES

                                              Borrowing
Mortgaged    NOI      NOI      Reserve  Cap     Base     Appraised   Collateral
Property   Last Q  Previous Q  Amount   Rate    Value      Value       Value
---------  ------  ----------  -------  ----  ---------  ---------  ----------



























































Totals:
-------

                                   SCHEDULE OF
                              PERMITTED INVESTMENTS

I.  Mortgages:
    ----------

Location of Security       Maker of Note       Cost         Outstanding Balance
--------------------       -------------       ----         -------------------





II. Developments:
    -------------

                                                                    Scheduled
Project Location Size (sq. ft.)  Total Project Cost  Start Date  Completion Date
---------------- --------------  ------------------  ----------  ---------------





III.  Undeveloped Land:
      -----------------

Land Location                      Size (acres)                        Cost
-------------                      ------------                        ----

        SCHEDULE OF PROFORMA ADJUSTMENTS TO EBITDA PURSUANT TO DEFINITION
                            OF TOTAL ADJUSTED ASSETS

A. Adjustments to last quarter EBITDA for acquisitions made during last quarter [and since the end of the last quarter]

                              Operating
                                 and
                                RE Tax               EBITDA
                    Revenue      exp.                included     Adjustment
                     (full      Full      property      on            to
Acquisition   Date  quarter    quarter)   EBITDA     financials     EBITDA
-----------   ----  -------   ---------   --------   ----------   ----------







B. Adjustments to last quarter EBITDA for dispositions made during last quarter [and since the end of the last quarter]



Disposition    Date    EBITDA from property included in last quarter financials
-----------    ----    --------------------------------------------------------









Total additions to last quarter EBITDA for acquisitions           $____________
Total subtractions from last quarter EBITDA for dispositions $____________ Net proforma adjustments to last quarter EBITDA(enter on line 3k) $____________

C. Adjustments to prior quarter EBITDA for acquisitions made during prior quarter and during last quarter [and since the end of the last quarter]

                              Operating
                                 and
                                RE Tax               EBITDA
                    Revenue      exp.                included     Adjustment
                     (full      Full      property      on            to
Acquisition   Date  quarter    quarter)   EBITDA     financials     EBITDA
-----------   ----  -------   ---------   --------   ----------   ----------




D. Adjustments to prior quarter EBITDA for dispositions made during prior quarter and during last quarter [and since the end of the last quarter]

Disposition    Date    EBITDA from property included in last quarter financials
-----------    ----    --------------------------------------------------------




Total additions to prior quarter EBITDA for acquisitions          $____________
Total subtractions from prior quarter EBITDA for dispositions $____________ Net proforma adjustments to prior quarter EBITDA(enter on line 3q)$____________

                                                                    APPENDIX II
                                                                    -----------

                                MATERIAL CHANGES
                                ----------------